SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           ___________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MAY 15, 2001
                                                  ____________


                             UCAR INTERNATIONAL INC.
_______________________________________________________________________________
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



DELAWARE                              1-13888              06-1385548
_______________________________________________________________________________
(STATE OR OTHER JURISDICTION        (COMMISSION          (IRS EMPLOYER
   OF INCORPORATION)                FILE NUMBER)        IDENTIFICATION NO.)



         3102 WEST END AVENUE, SUITE 1100, NASHVILLE, TENNESSEE       37203
_______________________________________________________________________________
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (615) 760-8227
                                                   ____________________________


_______________________________________________________________________________
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

        The Registrant hereby incorporates by reference the contents of the press release of the Registrant dated May 15, 2001, filed herewith as
Exhibit 99.1.


ITEM 7. EXHIBITS.

Exhibit No.        Description
-----------        -----------

99.1               Press Release of UCAR International Inc. dated May 15, 2001.






























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



                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UCAR INTERNATIONAL INC.



Date: June 5, 2001            By:      /s/ Craig S. Shular
                                 ______________________________________________
                              Name:   Craig S. Shular
                              Title:  Vice President and Chief Financial Officer

























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



                                  EXHIBIT INDEX


Exhibit No.        Description                                  Page No.
-----------        -----------                                  ----------

99.1               Press Release of UCAR International
                   Inc. dated May 15, 2001



































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